Liberty Interactive Enters Into Agreement to Acquire General Communication, Combine with Liberty Ventures Group, and Split-Off Combined Company from Liberty Interactive April 4, 2017

2 Forward-Looking Statements This presentation includes certain forward-looking statements, including statements about the proposed acquisition of General Communication, Inc. (“GCI”) by Liberty Interactive Corporation (“Liberty Interactive”) and the proposed split-off of Liberty Interactive’s interest in the combined company (“GCI Liberty”) (the “proposed split-off ” and together with the proposed acquisition of GCI, the “proposed transactions”), the timing of the proposed transactions, the contemplated reincorporation of GCI Liberty, the proposed reattribution or sale of assets and liabilities at Liberty Interactive in connection with the proposed transactions, the renaming of Liberty Interactive, GCI Liberty’s entry into a margin loan arrangement prior to the completion of the proposed transaction, Liberty Interactive’s anticipated offer to exchange any or all of its outstanding 1.75% Charter exchangeable debentures, the realization of estimated synergies and benefits from the proposed transactions, business strategies, market potential, future financial prospects and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of this presentation, and each of Liberty Interactive and GCI expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Interactive’s or GCI’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Interactive and GCI, including the most recent Forms 10-K, for additional information about Liberty Interactive and GCI and about the risks and uncertainties related to the business of each of Liberty Interactive and GCI which may affect the statements made in this presentation.

3 Additional Disclaimers Additional Information Nothing in this presentation shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty, GCI common stock or any of Liberty Interactive’s tracking stocks. The offer and sale of shares in the proposed transactions will only be made pursuant to GCI Liberty’s effective registration statement. Liberty Interactive stockholders, GCI stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus to be filed regarding the proposed transactions and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transactions. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. GCI investors can access additional information at ir.gci.com. Participants in a Solicitation The directors and executive officers of Liberty Interactive and GCI and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the proposed transactions. Information regarding the directors and executive officers of Liberty Interactive is available in its definitive proxy statement, which was filed with the SEC on July 8, 2016, and certain of its Current Reports on Form 8-K. Information regarding the directors and executive officers of GCI is available as part of its Form 10-K filed with the SEC on March 2, 2017. For other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be available in the proxy materials regarding the foregoing to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

4 Today’s Speakers Greg Maffei President and CEO Liberty Interactive Corporation Ron Duncan President and CEO General Communication, Inc. Mark Carleton CFO Liberty Interactive Corporation

5 • Liberty Interactive enters into agreement to acquire General Communication, combine with Liberty Ventures Group and split-off interest in combined company from Liberty Interactive • Liberty Interactive to acquire GCI through multi-step reorganization process: • Acquire General Communication (“GCI”), largest cable provider in Alaska, through combination with certain Liberty Ventures Group (“Liberty Ventures”) assets and liabilities • Certain Liberty Ventures assets to be combined with GCI expected to include: stakes in Charter and Liberty Broadband, Evite operating business and certain other assets and liabilities • Combined company to be named GCI Liberty • Reattribute exchangeable bonds(1), stake in ILG, portfolio of green energy investments and cash from Liberty Ventures to QVC Group pre-closing(2) • Enables tax-free separation of Liberty Interactive’s interest in GCI Liberty (including GCI and certain Liberty Ventures assets and liabilities) to holders of Liberty Ventures common stock in redemption of such stock for shares of GCI Liberty on a one-for-one basis • GCI Liberty expected to trade on the Nasdaq under ticker symbols GLIB(A/B/P) • Enables asset-backed QVC Group • Liberty Interactive will be surviving legal entity following split-off • To be renamed QVC Group (1) Other than certain of Liberty Interactive’s 1.75% Charter Exchangeable debentures, as described in more detail on slides 18-19. (2) Described in more detail on slide 8. Deal Summary

6 Transaction Terms (1) Based on undiluted share count as of 2/24/2017 and excluding 1.5m of unvested RSAs as of that date. (2) Described in more detail on slides 18-19. • Transaction represents $2.68b enterprise value and $1.12b equity value for GCI(1) • GCI shareholders to receive total consideration of $32.50/share • Comprised of $27.50 / share of common stock and $5.00 / share of newly issued preferred stock (with 5% initial dividend rate and post-closing increase to 7% once GCI Liberty is reincorporated in Delaware)(2) • Former GCI shareholders will hold 23% of equity of GCI Liberty, representing 16% voting power in GCI Liberty(1) • GCI will maintain headquarters in Anchorage and management will remain in place • GCI Liberty to be Alaska corporation at closing • As soon as practicable, GCI Liberty will call special meeting of stockholders to vote upon proposal to reincorporate in Delaware • Deal expected to close by first quarter of 2018

7 Mutually Beneficial Transaction • Establish leading, pure-play discovery based retail and commerce company • Rename QVC Group • Will be eligible for possible inclusion in stock indices • Maintain prudent capital structure with sufficient liquidity to service debt • Increase near-term and annual liquidity through reattribution of $329m(1) cash and ongoing, growing free cash flow from tax savings estimated at $130m(2) annually • Tax-free separation of Liberty Ventures, including Charter and Liberty Broadband stakes • Capital structure and free cash flow should provide financial flexibility for share repurchase • Increase in trading price of GCI Liberty should enhance ability to issue equity for strategic acquisitions • Reduce tracking stock discounts • Greater flexibility for future strategic acquisitions and combinations • Create efficient currency for management compensation and retention (1) Final cash amount to be determined at close based on valuations and results of exchange offer of Liberty Interactive’s 1.75% Charter Exchangeable as described on slide 18. (2) Tax savings from exchangeable bonds as described in the Appendix of this presentation; excludes additional tax savings from green energy investments.

Two Asset Backed Stocks: GCI Liberty & QVC Group

Today's Liberty Interactive

LIBERTY INTERACTIVE CORPORATION

Tracking stock

QVC GROUP

- HSN
- QVC
- zulily

Tracking stock

LIBERTY VENTURES

- Charter Communications
- Liberty Broadband
- ilg
- lendingtree
- FTD
- evite
- Green Energy Investments
- Exchangeable Bonds(2)
- Other Private Assets(3)
- giggle

Pro Forma Structure (Reattribution Summary)

Asset backed stock

QVC GROUP

- QVC
- zulily
- HSN
- Green Energy Investments
- ilg
- Exchangeable Bonds(2)

<u>Assets</u> (~$750m)

- Cash ($329m)
- ILG ($260m after-tax)
- Green Energy Investments ($138m)
- Tax benefits – stock options ($23m)

<u>Liabilities</u>: (~$750m)

- Exchangeable Debentures(2)
- Net tax attributes from Exchangeables(4)

Asset backed stock

GCI Liberty

- GCI
- Charter Communications
- Liberty Broadband
- FTD (1)
- lendingtree
- giggle
- evite

(1) As currently contemplated and upon satisfaction of certain conditions

(2) Includes Liberty Interactive's 4.00%, 3.75%, 3.50% and 0.75% Exchangeable debentures. Subject to exchange offer as described on slide 18, some amount of Liberty Interactive's 1.75% Charter Exchangeable debentures may be reattributed to QVC Group with offsetting amount of cash and indemnification from GCI Liberty for payment obligations through put date on 10/2023.

(3) Sound Ventures, Quid, Brit+Co, Liberty Israel Venture Fund II expected to be sold for estimated $75m proceeds.

(4) Deferred tax liability as of 12/31/2016 of $1.4b, does not include deferred tax liability for mark-to-market adjustments on bonds and includes deferred tax liability on deferred COD on debt retirements.

8

LIBERTY VENTURES

Summary of Transaction Structure

All steps to occur at or shortly before transaction close


GCI Shareholders
Receive shares of GCI Liberty:
• Class A Common
• Voting Preferred stock
1
GCI Liberty
1
GCI
Receive >80% voting stock in GCI Liberty
3
Contribute remaining Liberty Ventures assets and liabilities to GCI Liberty(2)
Reattribute (i) cash (ii) ILG (iii) Green Energy and (iv) Exchangeable Debentures to QVC Group(1)
LIBERTY INTERACTIVE CORPORATION
LIBERTY VENTURES
2
QVC GROUP
4
Liberty Ventures Group Shareholders
Complete redemption of Liberty Ventures Group tracking stock on one for one basis for all shares of GCI Liberty owned by Liberty Interactive

(1) Includes Liberty Interactive's 4.00%, 3.75%, 3.50% and 0.75% Exchangeable debentures. Subject to exchange offer as described on slide 18, some amount of Liberty Interactive's 1.75% Charter Exchangeable debentures may be reattributed to QVC Group with offsetting amount of cash and indemnification from GCI Liberty for certain payment obligations through put date on 10/2023.

(2) Intended to include stakes of Charter and Liberty Broadband, Giggle, LendingTree, Evite and, subject to certain conditions, FTD; Excludes Sound Ventures, Quid, Brit+Co and Liberty Israel Venture Fund II, expected to be sold for estimated $75m proceeds.

9
LIBERTY VENTURES

10 GCI Liberty Pro-Forma Ownership Structure GCI Liberty Ownership (1) Based on undiluted share count as of 1/31/2017. (2) Based on undiluted share count as of 2/24/2017 and excluding 1.5m of unvested RSAs as of that date; excludes Searchlight SARs which are expected to be cashed out at close. (3) GCI Liberty preferred shares will have 21-year term, with 5% initial dividend rate and post-closing increase to 7% once GCI Liberty is reincorporated in Delaware, $25/share liquidation preference and 1/3 vote per share with no conversion feature. (shares in millions) Number of Shares % Common Equity % Voting Number of Shares % Common Equity % Voting Legacy Liberty Ventures Shareholders Series A Shares (1) 81.2 95.0% 65.5% 81.2 75.8% 54.9% Series B Shares (1) 4.3 5.0% 34.5% 4.3 4.0% 28.9% Legacy GCI Shareholders Series A Shares (2) - - - 21.6 20.2% 14.6% Total Common Shares Outstanding 85.4 - - 107.0 Toal Series A Preferred Shares Outstanding (3) - - - 6.9 - 1.5% Liberty Ventures Group Post-Transaction

11 GCI Summary Company Profile • Largest communications provider to both residential and business customers in Alaska with $3+ billion network • Headquartered in Anchorage with 2,300 employees • Publicly traded since 1987 • True quad-play provider with solid competitive position • Cable systems pass over 90% of Alaskan households; over 50% data penetration of residential homes passed • Leading market position across consumer products • Industry best penetration and ARPUs • Second largest wireless provider (~1/3 market share) • Attractive financial profile with margin expansion initiatives underway • $933m revenue and $288m adjusted EBITDA in 2016 • Even revenue split between consumer and business services • Operated by founder Ron Duncan • Senior Management team average tenure of over 20 years (as of December 31, 2016) Wireline Segment - Consumer Homes Passed 250,800 Data Subscribers 127,600 % Penetration of homes passed 51% Basic Video Subscribers 107,700 % Penetration of homes passed 43% Voice Subscribers 48,600 % Penetration of homes passed 19% Data ARPU $88.85 Video ARPU $79.94 Wireline Segment - GCI Business Data Subscribers 13,200 Basic Video Subscribers 18,100 Voice Subscribers 45,900 Total Wireline Segment Data Subscribers 140,800 Video Subscribers 125,800 Voice Subscribers 94,500 Wireless Segment Wireless Subscribers 222,500 Wireless ARPU $37.10

12 GCI is Unique Cable Asset… • Defensive cable asset in underserved region • Mission critical communications provider for Alaska • Industry leading product penetration rates • Revenue mix supports current industry trends • Broadband centric • Quad play offer with limited video exposure • Strong cash flow generator • Stable recurring revenues • Approximately $290m of NOLs as of 12/31/16 • Declining capex requirements in 2017 • Opportunity to improve margins • Cost and efficiency initiatives undertaken by management should yield long term benefits • Near term opportunities for improvement in billing system consolidation and number portability Consumer 2016 Data Data Video Voice Wireless GCI Subscribers 127,600 107,700 48,600 194,900 GCI ARPU $88.85 $79.94 - $37.10 GCI Estimated Market Share 60-75% Non-Wireless Competitors

13 …with History of Solid Financial Performance $125 $197 $270 $268 $208 $585 $614 $640 $711 $726 $0 $200 $400 $600 $800 $1,000 2012 2013 2014 2015 2016 Wireless Wireline $710 $812 $910 $979 $934 Total Revenue Video 18% Voice 12% Wireless 10% [CATEGO RY NAME] [VALUE] 2016 Wireline Revenue ($ in millions) Adjusted EBITDA and Adjusted EBITDA Margin(1) $227 $267 $323 $330 $288 32% 33% 35% 34% 31% $0 $100 $200 $300 $400 2012 2013 2014 2015 2016 Adjusted EBITDA % Margin ($ in millions) (1) Adjusted EBITDA is defined as earnings plus imputed interest on financed devices before: net interest expense, income taxes, depreciation and amortization expense, loss on extinguishment of debt, software impairment charge, derivative instrument unrealized income (loss), share-based compensation expense, accretion expense, loss attributable to non-controlling interest resulting from new markets tax credits transactions, gains and impairment losses on equity and cost method investments, gain recorded for adjusting to fair value assets that were included as consideration paid to acquire a fiber system, and other non- cash adjustments; Adjusted EBITDA margin is defined as Adjusted EBITDA divided by total revenue.

14 Path to Future EBITDA and Free Cash Flow Growth Four Major GCI Projects New billing system expected to be implemented in 2018 • Already eliminated four billing systems in 2016 • Significantly reduces consumer plan complexity • Large opportunity with auto-pay and no-print invoice savings Simplify our network • Faster turn up of new products • Elimination of old technologies (i.e. frame relay, GSM, and redundant CDMA network) • Improves experience and reduces down time and O&M Reduce reliance on local exchange carrier (“LEC”) facilities • Expect to reduce spend by $10 million per year through network buildouts Procurement savings • Over $500 million per year in addressable spend • First time company-wide procurement initiative 1 2 3 4 Each point of margin improvement worth $9 million of EBITDA Free cash flow growth allows potential for meaningful stock buybacks

15 In Summary • Pleased to announce our agreement with GCI, largest cable provider in Alaska • Form new public company, GCI Liberty • Asset-back stocked containing GCI and certain assets and liabilities of Liberty Ventures • Create asset-backed QVC Group • GCI’s talented management team will remain in place and execute on their strategy • Transaction provides value for all shareholders • Expected close by first quarter of 2018

Q&A

Appendix

18 Transaction Summary Terms Overview • Liberty Interactive will acquire GCI through reorganization in which certain assets and liabilities attributed to Liberty Ventures are contributed to GCI • Reattribute exchangeable bonds(1), ILG and portfolio of green energy investments to QVC Group pre-closing (among other things) • Liberty Interactive will pursue tax-free separation of its interest in combined company (including GCI and certain Liberty Ventures assets and liabilities) to be named GCI Liberty • GCI Liberty common and preferred stock expected to trade on the Nasdaq under ticker symbols GLIB(A/B/P) • GCI Liberty to be an Alaska corporation at closing. However, as soon as practicable, GCI Liberty will call a special meeting of its stockholders to vote upon a proposal to reincorporate in Delaware Terms • Total enterprise value approximately $2.68b and equity value approximately $1.12b for GCI(2) • GCI shareholders to receive mix of Class A GCI Liberty common stock and GCI Liberty preferred shares • Reattribution of select Liberty Ventures assets and liabilities to QVC Group will take place prior to closing, including: (i) Liberty Interactive’s 4.00, 3.75%, 3.50% and 0.75% Exchangeable debentures, along with associated tax attributes • Liberty Interactive to launch offer to exchange outstanding 1.75% Charter Exchangeable debentures (“1.75% Exchangeables”) for mirror securities issued by GCI Liberty in advance of transaction closing; any debentures not exchanged will be reattributed to QVC Group together with amount of cash equal to NPV of principal and cash interest payments through put date (10/2023) and indemnification from GCI Liberty with respect to any payments made by Liberty Interactive in excess of principal and interest to any holder of debentures that exercises its exchange right on or before 10/2023. Such cash may be funded in part through LBRDK margin loan (discussed below) (ii) $138m Green Energy Investments (iii) 16.6m shares ILG (iv) approximately $329m of cash(3) • Margin loan to be executed by sub of GCI Liberty in expected amount of $500 million against 42.7m LBRDK shares • Portion of loan proceeds may be distributed to QVC Group depending on portion of 1.75% Exchangeables not exchanged into mirror GCI Liberty securities • If >90% exchanged, no cash will be sourced from margin loans • QVC Group must use distributed cash sourced from margin loan within 1 year of split-off to repurchase stock or pay down debt (1) Other than certain of Liberty Interactive’s 1.75% Charter Exchangeable debentures, as described in more detail above. (2) Based on GCI’s undiluted share count as of 2/24/2017. (3) Final cash amount to be determined at close based on valuations and results of exchange offer of Liberty Interactive’s 1.75% Charter Exchangeable, as described in more detail above.

19 Transaction Summary Terms (cont’d) Financing • Fixed consideration of 0.63 shares of GCI Liberty common stock and 0.20 shares of GCI Liberty preferred stock for each GCI share • Based on Liberty Ventures reference price of $43.65/share as of February 3rd and $25/share preferred par value • $944m newly issued GCI Liberty common stock (GLIBA/GLIBB)(1) • Represents consideration of $27.50 / GCI share; 21.6m undiluted new GCI Liberty shares issued • No premium for GCI B shares • $172m newly issued GCI Liberty preferred stock (GLIBP)(1) • Represents consideration of $5.00 / GCI share; 6.9m of new GCI Liberty preferred shares issued • Preferred shares will have 21-year term, initial 5% coupon with increase to 7%, $25/share liquidation preference and 1/3 vote per share • Former GCI Shareholders will hold 23% undiluted equity interest (representing 16% total undiluted voting power)(1) Leadership • GCI CEO, Ron Duncan, and other GCI senior management will stay in place at GCI • Greg Maffei will be CEO of GCI Liberty • Donne Fisher (former Chairman of Board of GCI) and Ron Duncan will join GCI Liberty Board of Directors Timing • Transaction subject to necessary approvals, including (i) HSR (ii) FCC (iii) Alaskan regulatory authority (iv) GCI shareholder approval and (v) Liberty Ventures shareholder approval • Expected to close by first quarter 2018 (1) Based on GCI’s undiluted share count as of 2/24/2017 and excluding 1.5m of unvested RSAs as of that date.

Pro Forma GCI Liberty Net Asset Value

Capitalization Summary

	Amount
GCI Enterprise Value[(1)]	2,678
Liberty Broadband (42.7m shares, $85.53 / share)	3,719
Charter (5.4m shares, $325.17 / share)	1,773
Lending Tree (2.8m shares, $119.30 / share)	341
FTD (10.2m shares, $24.48 / share)	199
Other Assets[(2)]	40
GCI Cash	19
Cash Attributable to GCI Liberty[(3)]	733
Total Cash	752
Total GCI Liberty Asset Value	**9,462**
Total Debt	2,832
Preferred Shares Issued to GCI Shareholders	172
Total GCI Liberty Net Asset Value	**6,458**

Total Debt Summary

	Amount	2016 EBITDA Multiple[(4)]
Operating Company GCI Debt		
Revolving Credit Facility[(5)] (L+3.00%)	114	0.4x
Term Loan A (L+3.00%)	215	0.7x
Term Loan B (L+3.00%)	245	0.9x
Senior Notes[(6)]	775	2.7x
Capital Leases and Other Debt Obligations[(7)]	158	0.5x
Searchlight Note	75	0.3x
Total Operating Company GCI Debt	**1,582**	**5.5x**
Non-GCI Debt at GCI Liberty		
1.75% CHTR Exchangeable[(8)]	750	
New LBRDK Margin Loan[(9)]	500	
Total Non-GCI Debt at GCI Liberty	1,250	
Total GCI Liberty Debt	**2,832**	

Note: Share prices as of 4/3/2017

(1) Based on transaction purchase price of $32.50 per share as shown on slides 18-19 and based on GCI's undiluted share count as of 2/24/2017.
(2) Includes Evite and Giggle. Excludes Sound Ventures, Quid, Brit+Co and Liberty Israel Venture Fund II, expected to be sold for estimated $75m proceeds.
(3) Represents Liberty Ventures cash balance as of 12/31/2016, pro forma for $500m LBRDK margin loan, assuming $329m cash reattributed to QVC Group and assuming $75m in proceeds from sale of private assets.
(4) Multiple of GCI's reported 2016 EBITDA.
(5) Capacity of $200. Assumes additional $59m drawn on revolver at close to cover Searchlight SAR cash settlement.
(6) Includes $450m of Senior Notes with an interest rate of 6.875% and $325m of Senior Notes with an interest rate of 6.750%.
(7) Includes GCI's capital leases primarily related to leasing transponder capacity, certain sale and leaseback obligations and other borrowings.
(8) Liberty Interactive will offer to exchange any or all of its outstanding 1.75% Charter exchangeable debentures due 2046 for mirror debentures of GCI Liberty; holders will be required to tender in advance of the transaction closing. Any Exchangeable debentures not exchanged will be reattributed to the QVC Group together with an amount of cash equal to NPV principal and cash interest payments through the put date (10/2023), and an indemnification obligation from GCI Liberty through 10/2023 for additional amounts payable if holders put while CHTR exchange feature is in the money. Presentation above assumes all Exchangeable debentures accept exchange offer and full $750m of debt is at GCI Liberty.
(9) To be issued by GCI Liberty.

20

LIBERTY VENTURES

21 Valuation Summary Deconstructing the Purchase Price (1) Midpoint of GCI’s 2017 Adjusted EBITDA guidance of $300-$325 million. (2) Assumes additional $59m drawn on revolver at close to cover Searchlight SAR cash settlement. FY2017E ($ in millions) Adj. EBITDA Multiple (1) $313 Revolver (L+3.00%, $200m capacity) (2) 114$ Term Loan A (L+3.00%) 215 Term Loan B (L+3.00%) 245 6.750% Senior Notes due 2021 325 6.875% Senior Notes due 2025 450 Capital Leases & Other Debt Obligations 158 Searchlight Note 75 Total Debt Acquired 1,582$ 5.1x Acquired Cash 19 Net Debt 1,563$ 5.0x Value of Newly Issued Liberty GCI Common Shares 944$ Value of Newly Issued Liberty GCI Preferred Shares 172$ Enterprise Value 2,678$ 8.6x

22 GCI Historical Operating Metrics Data Subscribers Wireless Subscribers Historical Data ARPU Historical Wireless ARPU 115,300 119,100 127,300 127,600 14,000 14,100 12,700 13,200 2013 2014 2015 2016 Consumer Data Subscribers Business Data Subscribers 129,300 133,200 140,000 140,800 141,500 149,600 227,800 222,500 2013 2014 2015 2016 $70.50 $78.87 $87.31 $88.83 2013 2014 2015 2016 $48.71 $49.97 $43.37 $37.10 2013 2014 2015 2016

23 GCI Summary Financial Performance (1) Unlevered free cash flow reflects Adjusted EBITDA less capital expenditures, plus cash received in excess of revenue recognized for long-term roaming arrangements. (2) Reflects total debt including all capital lease and loan obligations (net of cash) divided by Adjusted EBITDA. ($ in millions) 2014 2015 2016 Revenue $910 $979 $934 Adjusted EBITDA $323 $330 $288 Adjusted EBITDA Margin 35% 34% 31% Capital Expenditures $176 $176 $194 Unlevered Free Cash Flow (1) $147 $154 $124 Net Leverage (2) 3.4x 4.1x 5.2x

24 Exchangeable Debentures 101 (3.5%, 3.75% and 4.0% Bonds) • What are they? • Debt securities with exchangeability into an underlying basket of securities (or cash equal to fair market value thereof) • How do they work? • Allows for tax deductions in excess of cash coupon (imputed interest due to exchangeability) • Creates current period cash benefit from tax deductions in excess of stated interest • Creates corresponding increasing deferred tax liability, which is expected to come due at maturity of underlying bond (effectively a zero cost loan) • Adjusted issue price accretes annually to produce escalating tax benefit • Simplified example • $1b bond at issuance with 4% cash coupon and 9% permissible interest deduction for tax purposes • Delta between 4% cash coupon and 9% interest deduction accretes to adjusted issue price each year • Year 1 incremental interest deduction: $50m ((9% - 4%) x $1b) • In year 2, adjusted issue price has accreted by $50m of incremental interest deduction to $1.05b • Cash coupon remains $40m (4% x $1b), however, tax deductible interest is 9% x $1.05b, creating incremental interest deduction of $54m • This compounding continues through to maturity

25 Exchangeable Bond Overview • Receive favorable tax treatment for three bonds • Sprint/CTL, 4% due 2029 • Sprint/CTL, 3.75% due 2030 • MSI, 3.5% due 2031 • Current annual contingent interest deductions of $350m+ growing to $1.1b in 2029 • Results in $130+m annual cash flow today growing to $400+m annual cash flow by 2029 • Deferred tax liabilities (“DTL”) • 12/31/16 DTL related to exchangeable bonds is $1.4b(1) • DTL grows to $5.1b at maturity and likely to become a cash tax liability at that date(2) • However, growth in DTL from today through maturity will be offset dollar for dollar by cash tax savings from contingent interest deductions • Investment returns on interim cash tax savings can be applied against existing or future company obligations, including DTL and principal balance liability on exchangeable debentures (1) Does not include deferred tax liability for mark-to-market adjustments on bonds; includes deferred tax liability on deferred COD on debt retirements. (2) Assumes bonds remain outstanding until maturity.

26 Exchangeable Bond Overview Bond Exch Ratio(s) Cash Interest Face ($m) 12/31/16 FV ($m) 12/31/16 Interest Rate Tax Purposes Accreted Basis ($m) 12/31/15 2029(1) 3.2265 S 0.786 CTL 4% $435 $276 9.069% $1,302 2030(2) 2.3587 S 0.5746 CTL 3.75% $436 $267 9.43% $1,381 2031(3) 5.2598 MSI 3.5% $337 $316 9.5% $1,645 Bond Cash Coupon 2016E ($m)(4) Contingent Interest 2016E Total Interest (Tax) 2016E Estimated Accreted Basis ($m) 12/31/16 2029(1) $19 $101 $120 $1,403 2030(2) $17 $116 $133 $1,497 2031(3) $21 $148 $169 $1,793 (1) Estimated principal amount at maturity is $413 million (assumes no further extraordinary distributions). (2) Estimated principal amount at maturity is $421 million (assumes no further extraordinary distributions). (3) Estimated principal amount at maturity is $173 million (assumes no further extraordinary distributions). (4) Tax deductible interest. A portion of this reduces the outstanding principal amount of the bonds. See Liberty Interactive press releases for more detail.